SHARE-BASED COMPENSATION PLANS	12 Months Ended
Dec. 31, 2021
SHARE-BASED COMPENSATION PLANS [Abstract]
SHARE-BASED COMPENSATION PLANS
20	SHARE-BASED COMPENSATION PLANS

As indicated in Note 3(x), in March of each year, the Group grants its own shares to certain key employees. The awarded shares are liberated in the three following years for up to 33.3 percent of the shares granted in each of the three previous years. The Group assumes the payment of the related income tax on behalf of its employees, which depend on the country of residence and the annual compensation of the employee.

As of December 31, 2021, 2020 and 2019, the Group has granted 88,507, 175,930 and 116,594 Credicorp shares, of which 229,523, 293,606 and 246,931 shares not vested as of December 31, 2021, 2020 and 2019, respectively. During those years, the recorded expense amounted to approximately S/ 74.0 million, S/ 104.5 million and S/ 120.1 million, respectively, see Note 27.